Exhibit 10.3


                     AMENDED AGREEMENT OF PURCHASE AND SALE
                   OF STAR OF TEXAS ENERGY SERVICES, INC. AND
                      STAR OF TEXAS MINERALS RESOURCES LLC

This Agreement for the Purchase and Sale of the assets as described in Exhibit "A" of STAR OF TEXAS ENERGY SERVICES, INC., STAR OF TEXAS MINERALS RESOURCES LLC, HYDRO-FX, INC and BARNETT HOLDING, LLC all of P.O. Box 4038, Lago Vista, Texas, 78645, , (hereinafter collectively referred to as "Seller") and EXTERRA ENERGY INC., of Suite 1415 - 115 West 7th Street, Fort Worth, Texas, 76102, a duly incorporated company in the state of Nevada (hereinafter referred to as "Buyer") is made as of September 19th, 2007 (hereinafter called the "Effective Date").

         1. Purchase and Sale. Seller agrees to transfer, assign and convey and Buyer agrees to receive one hundred (100.00%) percent of Assets (including the future right to use the name "Star of Texas Energy Services" and "Star of Texas Mineral Resources") of the Seller as fully described and detailed in Exhibit "A" to this agreement, which is attached hereto and made a part hereof for all pertinent purposes, the same as if set forth at length herein, subject to all reservations, exclusions, limitations and other matters affecting Seller's mineral and royalty interests in and to the lands and leases described in Exhibit "A" herein and further subject to the reservations and exclusions set forth Section 5, below. The "Assets" hereunder shall consist of those working interests, leases, mineral interests, royalty interests non-participating royalty interests described in Exhibit "A", attached hereto including but not limited to all oil, gas and other mineral interests and royalties therefrom, all interest in oil and gas wells located thereon and therein, all equipment on such oil and gas wells and all revenues and proceeds attributable to the mineral interests, royalty interests and non-participating royalty interests from and after the Effective Date (as defined below).

         2.1 Price. The purchase price for the Assets (hereinafter referred to as the ("Purchase Price") shall be the sum of $6,000,000.00 U. S. funds, at closing. The form of the payment shall be in the "common shares" of the Buyer at a deemed price of $0.75 per share for a total of 8,000,000 shares.

         2.2 Restricted Shares. Star of Texas Energy Services, Inc., is acquiring the Shares of Buyer as part of a Type C reorganization within the meaning of the Internal Revenue Service and will issue them to SMLL Trust in return for its own shares currently held by SMLL Trust (such shares are restricted stock). All Sellers are acquiring the Shares of Buyer for their own account and not with a view to their distribution within the meaning of Section 2(11) of the Securities Act. Such Shares are restricted stock and have been acquired for investment and have not been registered under the securities act of 1933, as amended. Without such registration, such Shares may not be sold, pledged, hypothecated or otherwise transferred at any time whatsoever, except upon delivery to the Buyer of an opinion of counsel satisfactory to the Buyer that registration is not required for such transfer or the submission to the Buyer of such other evidence as may be satisfactory to the Buyer to the effect that any such transfer shall not be in violation of the securities act of 1933, as amended, or applicable state securities laws or any rule or regulation promulgated thereunder.

         3. Closing.

         3.1. Date. The Closing shall be on or before October 17, 2007 in Lago Vista, Texas (or such other location within the United States as mutually designated by the Buyer and Seller) or before said date as mutually agreed to by the Seller and the Buyer

         3.2. Apportionment of Costs. Each party hereto shall bear its own costs and expenses associated with the transactions contemplated hereby, including attorneys' and agents' fees. Buyer shall bear all costs related to geophysical evaluation and all other matters of its due diligence, including, but not limited to its landman fees, attorneys' fees, appraisal fees, as well as lenders' fees.

         3.3. Prorations. Ad valorem property taxes shall be pro-rated to the date of Closing. Seller shall pay all unpaid ad valorem property taxes which are due on the closing date.

         3.4. Effective Date. The effective time of this purchase shall be at 11:59 p.m. on the 30th day of September, 2007. Seller shall be entitled to all production, royalties in the pipe accruing to Seller's account through that date.

         4. Title and Inspections.

         4.1. File Inspection. Upon reasonable notice to Seller, Buyer may inspect all of Seller's files related to land titles and leases as such files may be maintained in the office of Star of Texas Energy Services, Inc. located at 7804 Bronco Lane, Suite 100, Lago Vista, Texas.

         4.2. Quality of Title. Seller shall deliver to Buyer at Closing, such right, title and interest it has in the "Property" (including undivided interests in numerous tracts) subject to the Properties being held in escrow for title and lien curative work.

         4.3. Title Examination. Buyer shall satisfy itself prior to closing, as to the title Seller has in all tracts described in Exhibit "A". Seller will convey without warranty of title, all its right, title and interest in and to the tracts described in Exhibit "A" attached hereto. Seller owns no interest in the surface estate of any tracts of land described in Exhibit "A" attached hereto unless noted. Seller makes no warranty or representation as to the gross or net number of mineral acres owned by it.

         4.4 Title Defect Notices. In the event Buyer discovers defects in Seller's title, the Buyer shall notify the Seller in writing. Thereafter, Seller shall have until the closing date to cure any defect in title, at Seller's sole cost and expense. All title defects not discovered or brought to Seller's attention prior to September 21st, 2007 at 5:00 o'clock p.m. shall be deemed waived by the Buyer.

         4.5 Files and Records. Within thirty (30) days after the Closing and at the Buyer's expense, Seller shall furnish to the Buyer all records relating to its title as may be in its possession or in the possession of the Seller's counsel.

         4.6 Buyer's Due Diligence. The Buyer shall and does rely on its independent evaluation of the Property and all its constituent elements, including hydrocarbon reserve analysis, production history, well data, lease analysis, quantity of acreage and the like. The Buyer is charged with knowledge obtainable from county land records as well as state, federal and regulatory agency records which pertain to the Property or any part thereof, including producing wells. The Seller does not warrant or represent to the Buyer any of the following: 1) the accuracy or completeness of files, contracts, any other information relating to the "Property" (including their constituent tracts); 2) the quantity of acreage; 3) the quantity of production nor; 4) the quality and/or amount of reserves, if any; 5) the ability of the "Property" to produce hydrocarbons from the "Property"; nor 6) any other material matter.

         5. Warranties.

         5.1. Seller's Warranties. Seller represents and warrants to, and agrees with, the Buyer as follows:

         5.1.1. Organization. The Sellers were all formed under the laws of Texas and are validly existing and with full power and authority to own its property and to conduct its business.

         5.1.2. Litigation and Claims. Other than those disclosed, to sellers knowledge there are no actions, suits, claims, investigations or legal, governmental, administrative or arbitration proceedings pending or threatened against the Seller, nor to Seller's knowledge, any basis for any such claims that have not been disclosed.

         5.1.3. Material Changes. Notwithstanding current prosecutions of lien claims, since September 1st, 2007, there have been no material adverse changes in the interest Seller owns in the land and leases set forth on Exhibit "A" attached hereto and that until the Closing, the Seller's ownership in such lands and leases shall be conducted in the usual, regular and ordinary manner in all material respects.

         5.1.4. Authority. Seller has full power and authority to act in this transaction and has taken all requisite actions, to authorize it to carry on its business as presently conducted, and has taken or will take all such actions to authorize it to enter into this Contract and to perform its obligations hereunder.

         5.1.5. Contracts. To the best of Seller's knowledge, there are no contracts, agreements or obligations which in any way bind the Seller, relating to the Property, except outstanding Oil, Gas and Mineral Leases, Participation Agreements, Joint Operating Agreements, and Farm-out agreements, regarding the properties described in Exhibit "A" as set forth hereunder.

         5.1.6. Title and Escrow: Certain Properties to be Held in Trust. It has been disclosed that certain of the properties to be assigned are encumbered by liens under section 53 and/or section 56 of the Texas Property Code. Those properties are not subject to assignment until such time as the lien is released or the lien holder consents in writing. Any assignments made of properties subject to a lien will be delivered to and held in trust by Robert R. Durbin and not effective until delivery of the written conveyance document to Buyer. Mr. Durbin will upon obtaining a release of a lien or written consent from a lienholder then notify the parties hereto and obtain written instructions for the delivery of the conveyance document for that property. Upon delivery, the conveyance document will be effective from the date stated there on.

         5.2. Buyer's Warranties. Buyer represents and warrants that:

         5.2.1. Organization. The Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, with full corporate power and authority to own its property and to conduct its business.

         5.2.2. Authority. Buyer's execution, delivery and performance of this Agreement has been duly authorized by all necessary corporate actions. A secretarial certificate shall be prepared and submitted at closing, providing satisfactory evidence of the necessary resolutions of the Buyer to approve the execution of this Purchase and Sale Agreement as well as all requisite closing and funding documents.

         5.2.3. Sophistication of the Buyer. Buyer is experienced and knowledgeable in the oil and gas business and is aware of its risks. The Buyer shall be afforded the opportunity to examine all relevant records of the Seller prior to closing. The Buyers acknowledges and agrees that neither the Seller nor any of its representatives or agents made representations or warranties, express or implied, written or oral, on behalf of Seller, except as stated in this Agreement. In entering into this Agreement, the Buyer acknowledges and affirms it has and will rely exclusively upon its judgment, independent evaluation, analysis and investigations with respect to the business, economic, legal, tax and other consequences of the transaction contemplated by this Agreement.

         5.3 Representations and Warranties. The representations and warranties of the Seller and the Buyer contained in this Agreement shall be true and accurate as of the Closing Date and shall survive Closing.

         6. The Closing.

         6.1.1 Seller's Obligations at Closing. Seller shall deliver to Buyer an Assignment bearing the effective date and time as set forth herein. The Assignment shall apply to the "Property" set forth and described in Exhibit "A", save and except any property unable to be sold due to perfected liens, which is attached hereto for all pertinent purposes the same as if set forth at length herein which shall be assigned pursuant to Section 5.1.6. Such conveyance shall be subject to any and all existing Oil, Gas and Mineral Leases, Participation Agreements, Joint Operating Agreements, and Farm-out agreements affecting the subject Property, as well as any Oil, Gas and Mineral Leases executed by The Seller during the term of this Purchase and Sale Agreement, as herein provided.

The Seller shall notify all operators of the oil and gas leases which produce royalty income of the change in ownership. Not withstanding the above, should any property not be transferred on the closing date due to liens filed on the property, those properties shall be transferred upon the release of those liens as provided under section 5.1.6 above. Buyer shall pay all sales and use taxes and related penalties and interest, if any, due as a result of this transaction. Seller shall pay all transfer and documentary stamp fees. Buyer shall pay all filing and recording fees required in connection with the filing and recording of the Conveyance. Ad valorem taxes levied on the Properties for the Year 2007 shall be prorated to the Effective Date. Ad valorem taxes for the prorated portion of 2007 prior to the Effective Date shall be paid by Seller to Buyer, at closing or an adjustment to purchase price for the same shall be made at closing. Ad valorem taxes for 2006 and all previous years shall be paid by Seller prior to Closing and Seller shall protect, defend and hold Buyer harmless from and against the payment of the same. Ad valorem taxes for the prorated portion of 2007 attributable to Buyer and all subsequent years, shall be paid by Buyer and Buyer shall protect, defend and hold Seller harmless from and against the payment of same.

         6.1.2. Opinion of Seller's Counsel. Contemporaneously with execution of this Agreement, Seller's counsel shall deliver an opinion letter certifying the Seller has legal authority to execute the Purchase and Sale Agreement as well as all reasonably necessary closing documents, including the Assignment.

         6.1.3. Seller's Further Assurances. After the closing, the Seller shall execute and deliver or use reasonable efforts to cause to be executed and delivered such other instruments of conveyance and transfer as may be reasonably requested by the Buyer or any operator designated by Buyer.

         6.2.1. Buyer's Obligations at Closing. Buyer shall deliver to Seller the total purchase price in "Common Shares" as described in Item 2 above. It shall be the Buyer's obligation to obtain and execute Transfer Division Orders from all operators of wells from which the Seller receives royalty income.

         6.2.2. Buyer's Board Resolution. Contemporaneously with the execution of this Agreement, Buyer shall furnish to Seller a copy of its Board Resolution together with its Secretarial Certificate evidencing Buyer's corporate authority to enter into this Agreement as well as its authority to purchase the Assets, on terms as herein set forth.

         6.2.3. Recording of Assignments and Deeds. The Buyer shall be responsible for recording the Assignments and Deeds in the Official Public Records of Real Property in counties in which the Properties are located Texas. The Buyer shall furnish a copy of the recorded Assignments to Seller (at no charge to the Seller) once the recorded documents are returned from the respective county clerk's offices.

         6.2.4. Secretarial Certificate. The Buyer shall provide a Secretarial Certificate to the closing agent which evidences the approval of the Buyer's Directors and Shareholders, as the case may be, of the terms, conditions and provisions of this Agreement as well as approving and granting authority to its corporate officers to execute the requisite and necessary closing documents and authorizing the funding of the purchase as contemplated herein. The parties acknowledge that the principal of the Seller is on the Board of Directors and is a shareholder of the Buyer and that he has recused himself from the deliberation and approval by the Board of the Buyer. Further, the Buyer expressly waives any conflict that might arise from this transaction as it related to such relationship.

         7. Termination/Default. Seller shall not terminate this Agreement during the pendency of this Agreement unless one of the following occurs: Buyer makes an assignment for the benefit of creditors; the filing by or against Buyer of a petition to have Buyer adjudged a bankrupt, or a petition for reorganization or arrangement under any law relating to bankruptcy; the appointment of a trustee or receiver to take possession of substantially all of Buyer's assets; or the attachment, execution or other judicial seizure of substantially all of Buyer's assets without Buyer's prior written consent; the trading of Buyer's stock being halted by order of the Securities and Exchange Commission due to alleged trading irregularities, corruption or other malfeasance by Buyer. The Seller shall have no further duty with regard to this Agreement in the event Seller terminates this Agreement due to the occurrence of any one of the preceding events.

         8. Confidentiality. The Seller and the Buyer shall hold the terms and conditions of this Agreement as strictly confidential. The Seller shall not disclose any information regarding this Agreement except on a need-to-know basis to the Seller's shareholders and to the Seller's certified public accountants and legal counsel. The Buyer shall not disclose any information regarding this Agreement except as is necessary to comply with applicable United States of America securities laws, including the Securities Exchange Act of 1934. Either party may provide its consent, in writing, to the further disclosure of any of the terms or provisions set forth herein.

         9. Indemnities.

         9.1 Seller's Indemnity: Seller hereby holds Buyer harmless and does hereby indemnify Buyer from and against any and all claims under this agreement and for commissions, finder's fees or other compensation, which may be due any broker, agent or finder not set forth herein. Such indemnification includes attorney's fees, court costs and all associated costs of litigation.

         9.2 Buyer's Indemnity: Buyer hereby holds Seller harmless and does hereby indemnify Seller from and against any and all claims under this agreement and for commissions, finder's fees or other compensation, which may be due any broker, agent or finder not set forth herein. Such indemnification includes attorney's fees, court costs and all associated costs of litigation.

         10. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of Seller and Buyer, and their respective heirs, personal representatives, successors and assigns.

         11. Entire Agreement. This Agreement contains the entire agreement between Buyer and Seller and supersedes all prior agreements, if any. No additions or modifications of any term or provision shall be effective unless set forth in writing, signed by both Buyer and Seller.

         12. Time of Essence. Time is of the essence of each and every term, condition, obligation and provision hereof.

         13. Attorney Fees. In the event of any actions, suit or other proceedings to enforce this Agreement, the prevailing party shall be entitled to recover from the other party all of the prevailing party's costs and expenses of suit, including but not limited to reasonable attorney's fees incurred.

         14. Notices. All notices, statements, demands, requests, consents, approvals, authorizations, offers, agreements, appointments or designations required under this Agreement or by law by either party to the other shall be in writing and shall be deemed sufficiently given and served upon the other party if personally served or sent by registered or certified mail, postage prepaid to the following addresses:


                  To Seller:        STAR OF TEXAS ENERGY SERVICES, INC.
                                    P.O.Box 4675
                                    Lago Vista, TX 78645
                                    (512) 267-6005
                                    (512) 267-4459 facsimile
                                    rl@staroftexasenergy.com

                                    And

                                    STAR OF TEXAS MINERALS RESOURCES LLC
                                         P.O.Box 4675
                                    Lago Vista, TX 78645
                                    (512) 267-6005
                                    (512) 267-4459 facsimile
                                    rl@staroftexasenergy.com

                  With copy to:     Robert R. Durbin
                                    Law Offices of Robert R. Durbin
                                    P.O. Box 4675
                                    Lago Vista, TX 78645
                                    (512) 422-2493
                                    (512) 267-0223 facsimile
                                    durbinlaw@earthlink.net

                  To Buyer:         EXTERRA ENERGY INC.
                                    c/o Mr. Gordon McDougall, CEO
                                    115 West 7th Street, Suite #1415
                                    Forth Worth, Texas 76012

                  With copy to:     Mark Robertson
                                    ROBERTSON & WILLIAMS
                                    3033 N.W. 63rd Street, Suite 200
                                    Oklahoma City, Okahoma 733116-3607
                                    Telephone: (405) 848-1944
                                    Fax: (405) 843-6707
                                    Mark@robertsonwilliams.com

The parties may designate any other address(es) for the service of notice by furnishing same in accordance with this paragraph.

         15. Invalid Provisions. If any one or more of the provisions of this Agreement shall for any reason be held to be invalid, unenforceable or illegal in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been set forth.

         16. Further Assurances. Each party agrees to execute such other and further instructions as may be necessary or proper in order to consummate the transaction contemplated by this Agreement.

         17. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

         18. Venue. The venue of any action brought by either party in regard to this Agreement or arising out of the terms and conditions set forth herein shall be exclusively held in either Tarrant County, Texas for state court actions. In the event federal court actions are initiated, venue shall lie in the federal district court for the Northern District of Texas.

         19. Acceptance. If this Agreement is not executed by Buyer and Seller, in multiple originals, on or before 6:00 p.m. CDT, effective on September 29th, 2007, this Agreement shall be null and void and neither party shall have any further obligations hereunder.

         20. Effectiveness. This Agreement shall become effective when executed by Seller and Buyer and original executed copies of this Agreement are exchanged by the parties.

         21. No Partnership Created. It is not the purpose or intention of this Agreement to create (nor shall it be construed as creating) a joint venture, partnership or any kind or type of association and the parties hereto are not authorized to act as agent or principal for each other with respect to any matter related hereto.

         22. Counterparts. This Agreement may be executed in multiple counterparts, and each counterpart shall be considered as if it were an original. The parties agree that execution of this Agreement by a party and the delivery of such party's signature by facsimile transmission to the other party shall be fully effective as the original signature of such party, and the other party may fully rely on the received facsimile signature of the signing party to the fullest extent as if it were the original copy thereof. Each signing party covenants and agrees to promptly deliver to the other party an original counterpart copy of such signing party's signature following transmission thereof by facsimile.


            [the remainder of this page is left blank intentionally]

         Dated as of  October 17, 2007.


SELLER:


STAR OF TEXAS ENERGY SERVICES, INC.

And

STAR OF TEXAS MINERALS RESOURCES LLC




By:     /s/ Ray Ledesma
        -------------------------------
         Ray Ledesma
         President & CEO


BUYER:

EXTERRA ENERGY INC.





By:   /s/ Gordon McDougall
      ---------------------------------
       Gordon McDougall
       President

                                                            EXHIBIT "A"

------------------------------------------------------------------------------------------------------------------------------------

A) LIST OF ASSETS - STAR OF TEXAS ENERGY SERVICES, INC.
------------------------------------------------------------------------------------------------------------------------------------

                                                                                 Gross
Property                             Zone           Operator          Status     Acres        County            WI%            NRI%
--------                             ----           --------          ------     -----        ------            ---            ----
------------------------------------------------ --------------- ---------------------- ---------------------------- ---------------
Garrett #1                       Bend Cong.        Star of TX      Producing                   Wise            100%             70%
272 acres (Shallow rights)
------------------------------------------------ --------------- ---------------------- ---------------------------- ---------------

Wright-Star Unit 1, Well #1      Barnett Shale     Star of TX      Producing       100         Wise     10.7851748%      7.9810303%
     100 acres out of a
     200 acre Unit
------------------------------------------------ --------------- ---------------------- ---------------------------- ---------------

Wright-Star Unit 1, Well #2      Barnett Shale     Star of TX      Producing       100         Wise     16.3849923%     12.1248943%
     100 acres out of a
     200 acre Unit
------------------------------------------------ --------------- ---------------------- ---------------------------- ---------------

Oates-Star #3H                   Barnett Shale     Star of TX      Producing     127.5         Wise     10.5772964%      7.5098804%
     127.5 acres out of a
     207.5 ac lease
------------------------------------------------ --------------- ---------------------- ---------------------------- ---------------

Davis #1H                        Barnett Shale     Star of TX      Producing        80        Denton     6.8697529%      5.1523147%
------------------------------------------------ --------------- ---------------------- ---------------------------- ---------------

Shepherd-Star #1H                Barnett Shale     Star of TX       Producing      145         Wise     13.5772963%      9.9114162%
------------------------------------------------ --------------- ---------------------- ---------------------------- ---------------

Brammer #1                       Barnett Shale     Star of TX      To be PxA                   Wise     15.0713179%
------------------------------------------------ --------------- ---------------------- ---------------------------- ---------------

Valley View #2                   Barnett Shale     Star of TX      To be PxA                  Denton       40.9556%
------------------------------------------------ --------------- ---------------------- ---------------------------- ---------------

Hodges #1H                       Barnett Shale     Star of TX      Producing     97.49         Wise        18.1999%     13.3259664%
------------------------------------------------ --------------- ---------------------- ---------------------------- ---------------

Naugle #1H                       Barnett Shale     Star of TX       Shut-in      75.67         Wise     13.5529843%     10.0292084%
------------------------------------------------ --------------- ---------------------- ---------------------------- ---------------

Lucky Lady #1H                   Barnett Shale     Star of TX      Producing       118         Wise      5.3926779%      3.9905816%
------------------------------------------------ --------------- ---------------------- ---------------------------- ---------------

Aaron-Star #1H                   Barnett Shale     Star of TX      Producing       100         Wise       4.380728%      2.8670318%
------------------------------------------------ --------------- ---------------------- ---------------------------- ---------------

Bullard #1H                      Barnett Shale     Star of TX      Producing      66.7         Wise     10.4691528%       7.747173%
------------------------------------------------ --------------- ---------------------- ---------------------------- ---------------

RSK-Star #5                      Barnett Shale     Star of TX      Producing        20         Wise     5.97205593%      4.2401621%
     20 acres out of a
     267 acre lease
------------------------------------------------ --------------- ---------------------- ---------------------------- ---------------

RSK-Star #6                      Barnett Shale     Star of TX    Ready to Frac      20         Wise     16.8029412%     12.4341765%
     20 acres out of a
     267 acre lease
------------------------------------------------ --------------- ---------------------- ---------------------------- ---------------

RSK-Star Vaughn Unit, Well #7    Barnett Shale     Star of TX      Producing    28.679         Wise      6.6000003%      4.8840002%
------------------------------------------------ --------------- ---------------------- ---------------------------- ---------------

Jennings #1H                     Barnett Shale     Star of TX      To be PxA                   Wise      28.767059%
------------------------------------------------ --------------- ---------------------- ---------------------------- ---------------






Malcolm-Star #1H                     Barnett Shale     Star of TX      Producing        212    Wise     45.060366%  33.6731609%
---------------------------------------------------- --------------- -----------------------------------------------------------

Durant #1H                           Barnett Shale     Star of TX      Producing        110    Hood         9.889%     7.51564%
---------------------------------------------------- --------------- -----------------------------------------------------------

Robertson Unit #1                    Barnett Shale     Star of TX      Producing        212    Hood        6.3302%   4.9626936%
---------------------------------------------------- --------------- -----------------------------------------------------------

Garrett-Star #1H                     Barnett Shale     Star of TX    Ready to Frac      272    Wise    30.8163723%  23.4204429%
---------------------------------------------------- --------------- -----------------------------------------------------------

Pritchard Unit Well #1               Barnett Shale     Star of TX    Ready to Frac    100.5   Parker    19.504744%  14.4335106%
---------------------------------------------------- --------------- -----------------------------------------------------------

Mooney #1H                           Barnett Shale     Star of TX    Ready to Frac    53.57   Parker    17.064744%  12.6279106%
---------------------------------------------------- --------------- -----------------------------------------------------------

Boecker-Star #1H                     Barnett Shale     Star of TX    Ready to Frac    149.5   Parker     73.50477%  54.3935298%
---------------------------------------------------- --------------- -----------------------------------------------------------

Cooper B #1H                         Barnett Shale     Star of TX    Ready to Frac     57.8   Parker        71.60%      52.984%
---------------------------------------------------- --------------- -----------------------------------------------------------

Wilson A #1H                         Barnett Shale     Star of TX    Ready to Frac      160    Jack    56.2729562%  42.2047172%
---------------------------------------------------- --------------- -----------------------------------------------------------

McPherson B #1H                      Barnett Shale     Star of TX    Ready to Frac    115.3    Hill            75%       56.25%
---------------------------------------------------- --------------- -----------------------------------------------------------

Wilson B #1H                         Barnett Shale     Star of TX     Surf csg set      351    Jack            65%       48.75%
---------------------------------------------------- --------------- -----------------------------------------------------------

Wolfenburger #1H                     Barnett Shale     Star of TX     Wait on rig       163   Parker           65%       48.75%
---------------------------------------------------- --------------- -----------------------------------------------------------

Crowley Lease                        Barnett Shale     Star of TX      Drillsite         20   Denton          100%       74.47%
     20 acres out of a
     100 acre lease
---------------------------------------------------- --------------- -----------------------------------------------------------

3978.96 ac Odom Leases & Long
Creek Lease:                                                                         3978.96   Parker
Carried 2.625% WI for drilling &                                                              & Hood
  completion of all wells
  Odom Leases - Stevens &
  Slocum Ranch
   2573.33 ac Long Creek Land
   Holdings Lease
   - Martin Ranch 1405.63 ac
     Current wells:
    1) Odom Martin #1H               Barnett Shale     SM (CRZ0)       Producing                            2.625%       1.995%
    2) Odom Martin #2H               Barnett Shale     SM (CRZ0)       Producing                            2.625%       1.995%
    3) Odom Slocum #1H               Barnett Shale     SM (CRZ0)       Producing                            2.625%       1.995%
    4) Odom Stevens #1H              Barnett Shale     SM (CRZ0)       Producing                            2.625%       1.995%
    5) Odom Stevens #2H              Barnett Shale     SM (CRZ0)       Producing                            2.625%       1.995%
    6) Stevens Martin #1H            Barnett Shale     SM (CRZ0)       Producing                            2.625%       1.995%
    7) Martin Hyponex 1H Unit
      (132.18 ac add'l)              Barnett Shale     SM (CRZ0)       Producing     132.18   Parker       1.3125%      0.9975%
---------------------------------------------------- --------------- -----------------------------------------------------------

Robinson #1                          Barnett Shale        CRZO         Producing      179.2    Hood         2.625%       1.995%
---------------------------------------------------- --------------- -----------------------------------------------------------

Walker Waggoner #3                   Barnett Shale        CRZO         Producing        152    Wise        1.6875%   1.2909375%
---------------------------------------------------- --------------- -----------------------------------------------------------

Acrey #1                             Barnett Shale         WW          Producing     67.921  Tarrant         0.80%     0.59576%
---------------------------------------------------- --------------- -----------------------------------------------------------

City of Aurora #1                    Barnett Shale         WW          Producing     41.202    Wise           0.1%   0.0801626%
---------------------------------------------------- --------------- -----------------------------------------------------------




Belew-Star #1                    Barnett Shale         WW          Producing             40         Wise            0.1%      0.071%
40 acres out of an
80 ac lease
------------------------------------------------ --------------- --------------- ----------- ---------------------------------------

Belew-Star #2                    Barnett Shale         WW          Producing             40         Wise            0.1%      0.071%
40 acres out of an
80 ac lease
------------------------------------------------ --------------- --------------- ----------- ---------------------------------------

Bradford #1                      Barnett Shale         WW          Producing             40        Denton           0.1%      0.075%
------------------------------------------------ --------------- --------------- ----------- ---------------------------------------

Brewer #1                        Barnett Shale         WW          Producing         41.324       Tarrant           0.1%      0.075%
------------------------------------------------ --------------- --------------- ----------- ---------------------------------------

Buchanan #1                      Barnett Shale         WW          Producing          40.14        Denton           0.7%    0.52675%
40.14 acres out of a
255.44 ac lease
------------------------------------------------ --------------- --------------- ----------- ---------------------------------------

Buchanan #2                      Barnett Shale         WW          Producing          40.36        Denton           0.7%    0.52675%
40.36 acres out of a
255.44 ac lease
------------------------------------------------ --------------- --------------- ----------- ---------------------------------------

Buchanan #3                      Barnett Shale         WW          Producing           40.5        Denton           0.8%      0.602%
40.5 acres out of a
255.44 ac lease
------------------------------------------------ --------------- --------------- ----------- ---------------------------------------

Buchanan #4                      Barnett Shale         WW          Producing           43.4        Denton         0.225%  0.1693125%
43.4 acres out of a
255.44 ac lease
------------------------------------------------ --------------- --------------- ----------- ---------------------------------------

Buchanan #5                      Barnett Shale         WW          Producing           48.2        Denton         0.225%  0.1693125%
48.2 acres out of a
255.44 ac lease
------------------------------------------------ --------------- --------------- ----------- ---------------------------------------

Buchanan #6                      Barnett Shale         WW          Producing           40.1        Denton         0.225%  0.1693125%
40.1 acres out of a
255.44 ac lease
------------------------------------------------ --------------- --------------- ----------- ---------------------------------------

Cates-Star #1                    Barnett Shale         WW          Producing             40         Wise            0.1%      0.071%
40 acres out of a
69.95 ac lease
------------------------------------------------ --------------- --------------- ----------- ---------------------------------------

Cates-Star #2                    Barnett Shale         WW          Producing          29.95         Wise            0.1%      0.071%
29.95 acres out of a
69.95 ac lease
------------------------------------------------ --------------- --------------- ----------- ---------------------------------------

Crowley #1                       Barnett Shale         WW          Producing             40        Denton           0.8%    0.59576%
40 acres out of a
100 ac lease
------------------------------------------------ --------------- --------------- ----------- ---------------------------------------

Crowley #2                       Barnett Shale         WW          Producing             40       Tarrant           0.1%    0.07447%
40 acres out of a
100 ac lease
------------------------------------------------ --------------- --------------- ----------- ---------------------------------------

Fleischaker #1                   Barnett Shale         WW          Producing             40        Denton           0.1%      0.075%
------------------------------------------------ --------------- --------------- ----------- ---------------------------------------

Gebert #1                        Barnett Shale         WW          Producing             40        Denton           0.8%   0.585764%
40 acres out of a
155.7 ac lease
------------------------------------------------ --------------- --------------- ----------- ---------------------------------------




Gebert #2                         Barnett Shale         WW          Producing             40        Denton        0 8%   0.585764%
40 acres out of a
155.7 ac lease
------------------------------------------------- --------------- --------------- ----------- -------------------------------------

Gebert #3                         Barnett Shale         WW          Producing             40        Denton        0.8%   0.585764%
40 acres out of a
155.7 ac lease
------------------------------------------------- --------------- --------------- ----------- -------------------------------------

Gebert #4                         Barnett Shale         WW          Producing           35.7        Denton        0.8%   0.585764%
35.7 acres out of a
155.7 ac lease
------------------------------------------------- --------------- --------------- ----------- -------------------------------------

Kendall-Stephens #1               Barnett Shale         WW          Producing          42.11        Denton        0.1%     0.0745%
42.11 acres out of a
146.23 ac lease
------------------------------------------------- --------------- --------------- ----------- -------------------------------------

Kendall-Stephens #3               Barnett Shale         WW          Producing          40.02       Tarrant      0.725%   0.540125%
40.02 acres out of a
146.23 ac lease
------------------------------------------------- --------------- --------------- ----------- -------------------------------------

Kendall-Stephens #4               Barnett Shale         WW          Producing         24.083       Tarrant        0.1%     0.0745%
24.083 acres out of a
146.23 ac lease
------------------------------------------------- --------------- --------------- ----------- -------------------------------------

Nelson-Hyde #1                    Barnett Shale         WW          Producing             40        Denton      0.725%    0.54375%
40 acres out of a
60 ac lease
------------------------------------------------- --------------- --------------- ----------- -------------------------------------

Nelson-Hyde #2                    Barnett Shale         WW          Producing             20        Denton      0.725%    0.54375%
20 acres out of a
60 ac lease
------------------------------------------------- --------------- --------------- ----------- -------------------------------------

Oates-Star #1                     Barnett Shale         WW          Producing             40         Wise         0.1%      0.071%
40 acres out of a
207.5 ac lease
------------------------------------------------- --------------- --------------- ----------- -------------------------------------

Oates-Star #2                     Barnett Shale         WW          Producing             40         Wise         0.1%      0.074%
40 acres out of a
207.5 ac lease
------------------------------------------------- --------------- --------------- ----------- -------------------------------------

RSK #1                            Barnett Shale         WW          Producing             40         Wise        0.75%     0.5325%
40 acres out of a
267 ac lease
------------------------------------------------- --------------- --------------- ----------- -------------------------------------

RSK #2                            Barnett Shale         WW          Producing             40         Wise        0.75%     0.5325%
40 acres out of a
267 ac lease
------------------------------------------------- --------------- --------------- ----------- -------------------------------------

RSK #3                            Barnett Shale         WW          Producing             40         Wise         0.1%      0.071%
40 acres out of a
267 ac lease
------------------------------------------------- --------------- --------------- ----------- -------------------------------------

RSK #4                            Barnett Shale         WW          Producing             40         Wise         0.1%      0.071%
40 acres out of a
267 ac lease
------------------------------------------------- --------------- --------------- ----------- -------------------------------------

Sotel #1                          Barnett Shale         WW          Producing         44.541       Tarrant        0.1%  0.0743031%
------------------------------------------------- --------------- --------------- ----------- -------------------------------------

Wiggins #1                        Barnett Shale         WW          Producing          40.12       Tarrant       0.73%    0.53513%
40.12 acres out of a
77.921 ac lease
------------------------------------------------- --------------- --------------- ----------- -------------------------------------


Wiggins #2                         Barnett Shale         WW          Producing      37.801       Tarrant            0.1%    0.07447%
37.801 acres out of a
77.921 ac lease
-------------------------------------------------- --------------- ------------------------ ----------------------------------------

Yorlum #1                          Barnett Shale         WW          Producing        41.9        Denton           0.73%     0.5402%
-------------------------------------------------- --------------- ------------------------ ----------------------------------------

Yorlum #2                          Barnett Shale         WW          Producing      45.199        Denton            0.1%      0.074%
-------------------------------------------------- --------------- ------------------------ ----------------------------------------

Summers #1                         Barnett Shale         TM          Producing      88.445       Tarrant            1.0%       0.75%
-------------------------------------------------- --------------- ------------------------ ----------------------------------------

Baker #1                           Barnett Shale         TM          Producing      125.06        Denton            1.0%       0.75%
-------------------------------------------------- --------------- ------------------------ ----------------------------------------

Strain 1H                          Barnett Shale         AE          Producing      131.23        Parker            0.5%      0.375%
-------------------------------------------------- --------------- ------------------------ ----------------------------------------

Crawford Edwards 1H                Barnett Shale         AE          Producing      220.17        Parker            0.5%      0.375%
-------------------------------------------------- --------------- ------------------------ ----------------------------------------

Floyd 1H                           Barnett Shale         AE          Producing       226.0        Parker            0.5%      0.375%
-------------------------------------------------- --------------- ------------------------ ----------------------------------------

Dalton Miller #1H                  Barnett Shale         AE          Producing       226.0        Parker            0.5%      0.375%
-------------------------------------------------- --------------- ------------------------ ----------------------------------------

Salmon & Zimmerer leases           Barnett Shale         AE          Drillsite         133        Denton            1.0%       0.74%
     Carried WI during
     drilling & completion
-------------------------------------------------- --------------- ------------------------ ----------------------------------------

JMK #1                             U. Vicksburg          MP          Producing                    Starr                      1% ORRI
-------------------------------------------------- --------------- ------------------------ ----------------------------------------

Panther-Sunoco Barnett
     Shale Pipeline - 1.625 Units                     Panther         Tested                      Bosque          1.625%
-------------------------------------------------- --------------- ------------------------ ----------------------------------------

Vehicles:
     Hummer H2 2006 -
     VIN 5GRGN23U06H100764
     Ford F-150 2001 -
     VIN 1FTRW08L71KE66129
-------------------------------------------------- --------------- ------------------------ ----------------------------------------

Office furniture - Lago Vista &
     Woodlands Offices
-------------------------------------------------- --------------- ------------------------ ----------------------------------------

------------------------------------------------------------------------------------------- ----------------------------------------

B) LIST OF ASSETS - STAR OF TEXAS MINERAL RESOURCES, LLC
-------------------------------------------------- --------------- ------------------------ ----------------------------------------

Property                               Zone           Operator         Status       Acres         County             WI%        NRI%
--------                               ----           --------         ------       ------        ------             ---        ----
-------------------------------------------------- --------------- ------------------------ ----------------------------------------

   14 Mineral Leases               Barnett Shale     Star of TX      Undrilled    7229.202       que & Han    11.917957%  9.2960064%
-------------------------------------------------- --------------- ------------------------ ----------------------------------------

   Young, Miles, etal Lease        Barnett Shale     Star of TX      Undrilled      107.41         Wise        23.35910%  18.220098%
-------------------------------------------------- --------------- ------------------------ ----------------------------------------

   M. Waller Lease                 Barnett Shale     Star of TX      Undrilled       48.08        Parker       23.35910%  18.220098%
-------------------------------------------------- --------------- ------------------------ ----------------------------------------

Mooney #1H - Overriding Royalty    Barnett Shale     Star of TX    Ready to Frac     53.57        Parker                    0.46718%
-------------------------------------------------- --------------- ------------------------ ----------------------------------------

Pritchard #1H - Overriding Royalty Barnett Shale     Star of TX    Ready to Frac     100.5        Parker                       0.64%
-------------------------------------------------- --------------- ------------------------ ----------------------------------------




Boecker-Star #1H - Overriding Royalty     Barnett Shale    CRZO     Ready to Frac   149.5     Parker                     0.23359%
------------------------------------------------------------------------------------------------------------------ ---------------

4H Ranch #1H - API# 42-251-30633          Barnett Shale    CRZO       Producing    181.17    Johnson         1.5%        1.10988%
------------------------------------------------------------------------------------------------------------------ ---------------

Haller Unit #1H - API# 42-217-30419       Barnett Shale    CRZO       Producing    290.56      Hill           N/A        2.50212%
------------------------------------------------------------------------------------------------------------------ ---------------

------------------------------------------------------------------------------------------------------------------ ---------------

C) LIST OF ASSETS - BARNETT
   HOLDING, LLC
------------------------------------------------------------------------------------------------------------------ ---------------

Property                                                 Operator       Status      Acres     County          WI%            NRI%
--------                                                 --------       ------      -----     ------          ---            ----
------------------------------------------------------------------------------------------------------------------ ---------------

Panther-Sunoco Barnett Shale
    Pipeline - 3.375 Units                                Panther       Tested        N/A     Bosque       3.375%
------------------------------------------------------------------------------------------------------------------ ---------------

------------------------------------------------------------------------------------------------------------------ ---------------

D) LIST OF ASSETS - HYDRO-FX, INC.
------------------------------------------------------------------------------------------------------------------ ---------------

Property                                                 Operator       Status      Acres     County          WI%            NRI%
--------                                                 --------       ------      -----     ------          ---            ----
------------------------------------------------------------------------------------------------------------------ ---------------

Hydro-FX #1 Commercial
   Disposal Well                                          Hydro-FX     Deepening      41.7      Wise        5.570%
------------------------------------------------------------------------------------------------------------------ ---------------